October 12, 2000
--------------------------------------------------------------------------------
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
               $139,824,000 (approximate) of Senior Certificates
                   Wells Fargo Asset Securities Corp., Seller
                Wells Fargo Alternative Loan Trust Series 2000-1


                          FEATURES OF THE TRANSACTION
                          ---------------------------

o Offering consists of 3 tracks of senior securities totaling $139,824,000 with a Certificate Interest Rate of 7.5% expected to be rated AAA by Moody's and Fitch. The 3 tracks of seniors are expected to be approximately:
    $10,734,000 15yr(15)
    $91,835,000 30yr Conforming Balance (30CB)
    $37,255,000 30yr NonConforming Balance (30 NB)

o The overall expected amount of credit support for the senior certificates is 7.25% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of 15 to 30-yr, fixed-rate residential, first mortgages originated or acquired by Wells Fargo Home Mortgage, Inc.

o Approximately 95% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o   The amount of senior certificates is approximate and may vary by up to 5%.


                                   TIME TABLE
                                   ----------

Expected Settlement:                              October 27, 2000
Cut-off Date:                                     October 1, 2000
First Distribution Date:                          November 25, 2000
Distribution Date:                                25th or next business day


                                   KEY TERMS
                                   ---------

ISSUER:  Wells Fargo Alternative Loan Trust 2000-1.

UNDERWRITER:  Goldman & Sachs & Co.

SELLER/SERVICER: Wells Fargo Asset Securities Corporation/Wells Fargo Home Mortgage, Inc. & First Horizon Home Loan Corporation.

TRUSTEE:  First Union National Bank.

TYPE OF ISSUANCE:  Public.

SERVICER ADVANCING:  Yes, subject to recoverability.

COMPENSATING INTEREST: Yes, to the extent of the lesser of 1/12th of 0.20% of the Pool Scheduled Principal Balance for such Distribution Date and the available master servicing compensation.

LEGAL INVESTMENT:  The senior certificates are SMMEA eligible at settlement.

INTEREST ACCRUAL:  Prior calendar month.

CLEAN UP CALL:  10% of the Cut-off Date principal balance of the Loans.

ERISA ELIGIBLE: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel.

TAX TREATMENT:  Single REMIC; senior certificates are regular interests.

STRUCTURE: Senior/Subordinate; shifting interest with a five year prepayment lockout to junior certificates. The junior certificates will be cross-collateralized across the 3 tracks.

EXPECTED SUBORDINATION:  7.25%.

EXPECTED RATINGS AGENCIES:  Fitch IBCA, Inc. ("Fitch") and Moody's ("Moody's").

MINIMUM DENOMINATION:  Senior Certificate - $100,000.

DELIVERY:  Senior certificates -- DTC excluding PO.

------------------------------------------------------------------------------------------------------------------------------------
                                            PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           15                30(CB)               30(NB)
------------------------------------------------------------------------------------------------------------------------------------
Total Outstanding Principal Balance:                                       $11,572,915       $99,013,484          $40,167,139
Number of Mortgage Loans:                                                           86               909                  109
Average Principal Balance of the Mortgage Loans:                              $134,569          $108,926             $368,506
Weighted Average Annual Mortgage Interest Rate:                                  8.43%             9.04%                8.75%
Expected Servicing Fees (including Master Servicing Fee):                        .276%             .267%                .267%
Weighted Average Maturity:                                                         171               352                  353
Weighted Average Seasoning:                                                          9                 7                    7
Weighted Average Original Loan-to Value Ratio:                                  72.45%            80.35%               75.08%
Owner Occupied:                                                                 47.93%            53.80%               68.94%
Originated Under the Full Processing Documentation Program:                     70.49%            74.83%               65.70%
Weighted Average FICO Score                                                        714               707                  709

------------------------------------------------------------------------------------------------------------------------------------
                              15            30(CB)          30(NB)                           15          30(CB)         30(NB)
Geographic Distribution                                                Type of Dwelling
California                    14.29%        11.38%          36.20%     Single Family         67.37%      53.16%         78.82%
Texas                          5.01          7.09            5.02      Condominium            4.24        8.83           5.91
New York                      13.42          4.62            8.39      PUD                    6.45        3.42           5.35
Florida                        8.28          6.55            1.77      Co-op                  2.67        0.47           1.49
Georgia                        2.78          4.94            5.14      Multi-family          19.27       34.02           8.43
Illinois                       1.04          5.10            5.00      Manufactured              0        0.10              0
Other States                  55.18         60.32           38.48      TOTAL                   100         100            100
TOTAL                           100           100             100



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                                                October 20, 2000
--------------------------------------------------------------------------------
                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                       $136,170,606 of Senior Certificates
                   Wells Fargo Asset Securities Corp., Seller
                Wells Fargo Alternative Loan Trust Series 2000-1


                          FEATURES OF THE TRANSACTION
                          ---------------------------

o Offering consists of 3 tracks of senior securities totaling $136,170,608 with a Certificate Interest Rate of 7.5% expected to be rated AAA by Moody's and Fitch. The 3 tracks of seniors are expected to be approximately:
    $10,568,075 15yr (15)
    $89,229,104 30yr Conforming Balance (30 CB)
    $36,373,429 30yr NonConforming Balance (30 NB)

o The overall expected amount of credit support for the senior certificates is 7.25% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of 15 to 30-yr, fixed-rate residential, first mortgages originated or acquired by Wells Fargo Home Mortgage, Inc.

o Approximately 95% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o   The amount of senior certificates is approximate and may vary by up to 5%.


                                   TIME TABLE
                                   ----------

Expected Settlement:                              October 27, 2000
Cut-off Date:                                     October 1, 2000
First Distribution Date:                          November 27, 2000
Distribution Date:                                25th or next business day


                                   KEY TERMS
                                   ---------

ISSUER:  Wells Fargo Alternative Loan Trust 2000-1.

UNDERWRITER:  Goldman, Sachs & Co.

SELLER/SERVICER: Wells Fargo Asset Securities Corporation/Wells Fargo Home Mortgage, Inc. & First Horizon Home Loan Corporation.

TRUSTEE:  First Union National Bank.

TYPE OF ISSUANCE:  Public.

SERVICER ADVANCING:  Yes, subject to recoverability.

COMPENSATING INTEREST: Yes, to the extent of the lesser of 1/12th of 0.20% of the Pool Scheduled Principal Balance for such Distribution Date and the available master servicing compensation.

LEGAL INVESTMENT:  The senior certificates are SMMEA eligible at settlement.

INTEREST ACCRUAL:  Prior calendar month.

CLEAN UP CALL:  10% of the Cut-off Date principal balance of the Loans.

ERISA ELIGIBLE: Underwriter's exemption may apply to senior certificates; however, prospective purchasers should consult their own counsel.

TAX TREATMENT:  Single REMIC; senior certificates are regular interests.

STRUCTURE: Senior/Subordinate; shifting interest with a five year prepayment lockout to junior certificates. The junior certificates will be cross-collateralized across the 3 tracks.

EXPECTED SUBORDINATION:  7.25%.

EXPECTED RATINGS AGENCIES:  Fitch IBCA, Inc. ("Fitch") and Moody's ("Moody's").

MINIMUM DENOMINATION:  Senior certificates - $1,000.

DELIVERY:  Senior certificates -- DTC excluding PO.

------------------------------------------------------------------------------------------------------------------------------------
                                            PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           15                30(CB)               30(NB)
------------------------------------------------------------------------------------------------------------------------------------
Total Outstanding Principal Balance:                                    $11,364,077.94    $95,945,794.53       $39,111,521.94
Number of Mortgage Loans:                                                           84               878                  106
Average Principal Balance of the Mortgage Loans:                              $135,287          $109,278             $368,977
Weighted Average Annual Mortgage Interest Rate:                                  8.42%             9.05%                8.73%
Expected Servicing Fees (including Master Servicing Fee):                        .267%             .267%                .267%
Weighted Average Maturity:                                                         171               352                  353
Weighted Average Seasoning:                                                          9                 7                    7
Weighted Average Original Loan-to Value Ratio:                                  72.43%            80.30%               75.00%
Owner Occupied:                                                                 48.49%            54.05%               69.96%
Originated Under the Full Processing Documentation Program:                     68.73%            73.97%               66.63%
Weighted Average FICO Score                                                        713               707                  709

------------------------------------------------------------------------------------------------------------------------------------
                              15            30(CB)          30(NB)                           15          30(CB)         30(NB)
------------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION                                                TYPE OF DWELLING
California                    14.54%        11.57%          36.34%     Single Family         67.89%      53.66%         81.59%
Texas                          4.07          6.74            5.16      Condominium            3.29        8.22           5.24
New York                      13.66          4.76            8.61      PUD                    6.56        3.45           2.98
Florida                        8.41          6.38            1.82      Co-op                  2.72        0.49           1.53
Georgia                        2.83          5.01            4.26      Multi-family          19.53       33.96           8.66
Illinois                       1.06          4.84            5.13      Manufactured              0        0.22              0
Other States                  55.43         60.69           38.68      TOTAL*                99.99         100            100
TOTAL                           100         99.99             100      *Total may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.